BINGHAM PARTNERS, L.P.
                      c/o Insignia Financial Group, Inc.
                         One Insignia Financial Plaza
                                 P.O. Box 1089
                            Greenville, S.C.  29602

                                 June 3, 1997

VIA FACSIMILE

Labroc II Limited Partnership
and
Labroc III Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A 200
Bannockburn, Illnois  60015

     Re:  Acquisition of Bingham IV and Bingham V, Bingham Farms, Michigan

Gentlemen:

     Reference is hereby made to the following: (i) that certain Agreement of Sale dated May 2, 1997, made by and between Bingham Partners, L.P. ("Buyer") and Labroc II Limited Partneship and (ii) that certain Agreement of Sale dated May 2, 1997, made by and between Buyer and Labroc III Limited Partnership with respect to acquisition of the above referenced premises (collectively, the "Purchase Agreement") Capitalized terms not otherwise defined shall such meaning as set forth in the Purchase Agreement.

     Please be advised that Buyer has retained our firm as special counsel in this matter. Accordingly, we hereby request, on behalf of Buyer, that the Inspection Period by extended to the end of business June 18, 1997.

     If the foregoing is acceptable, please execute and return one copy of this letter. This letter may be executed in counterparts, each of which when so executed and delivered shall constitute but one and the same instrument.

                         BINGHAM PARTNERS, L.P.

                         By:  ICIG Bingham, LLC, its general partner

                              By:  Insignia Commercial Investments
                                   Group, Inc., its manager

                                By:   /s/ Jeffrey Goldberg
                                     --------------------------------
                                Name:     Jeffery Goldberg
                                     --------------------------------
                                Title:    Vice President
                                     --------------------------------
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ACCEPTED AND AGREED TO:

LABROC II LIMITED PARTNERSHIP

By:  Balcor Equity Partners-II, its general partner

     By:  The Balcor Company, its general partner

          By:   /s/ Alan E. Muench
               ----------------------------------
          Name:     Alan E. Muench
               ----------------------------------
          Title:    Authorized Agent
               ----------------------------------


LABROC III LIMITED PARTNERSHIP

By:  Balcor Equity Partners-III, its general partner

     By:  The Balcor Company, its general partner

          By:   /s/ Alan E. Muench
               ----------------------------------
          Name:     Alan E. Muench
               ----------------------------------
          Title:    Authorized Agent
               ----------------------------------

cc:  Robert G. Koen, Esq.
     Kyle Hauberg, Esq.
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